Exhibit 10.1

AMENDMENT NO. 2 TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 16, 2026, by and among GCI, LLC (the “Borrower”), the Subsidiary Guarantors, Ventures Holdco, LLC, Credit Agricole Corporate and Investment Bank, as administrative agent (in such capacity, the “Administrative Agent”) and the Incremental Revolving Lender (as defined below).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Ninth Amended and Restated Credit Agreement, dated as of March 25, 2025 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 2.13 of the Existing Credit Agreement, the Borrower has requested a Revolving Commitment Increase in respect of the Existing Revolving Facility in an aggregate principal amount of $30,000,000 (the “Incremental Revolving Commitments”); and

WHEREAS, the Borrower, Subsidiary Guarantors, Ventures Holdco, the Incremental Revolving Lender and the Administrative Agent have agreed, on the terms and conditions set forth herein in accordance with Section 2.13 of the Existing Credit Agreement, to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Definitions. Capitalized terms used but not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).
SECTION 2.Incremental Commitments.
(a)On the Amendment No. 2 Effective Date (as defined below), subject solely to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Person that has executed this Amendment as an “Incremental Revolving Lender” (the “Incremental Revolving Lender”) hereby agrees to provide the Incremental Revolving Commitments to the Borrower in an amount equal to the amount set forth opposite the Incremental Revolving Lender’s name on Schedule 1 hereto.

(b)It is understood and agreed that this Amendment shall be deemed to constitute an “Incremental Amendment” as set forth in Section 2.13(f) of the Existing Credit Agreement, and that the Incremental Revolving Commitments shall constitute a Revolving Commitment Increase of, and shall be of the same Class as, the Revolving Commitments under the Existing Revolving Facility, on terms identical to such Revolving Commitments. From and after the Amendment No. 2 Effective Date, (i) the Incremental Revolving Commitments shall be deemed to be “Revolving Commitments” under the Existing Revolving Facility for all purposes of the Amended Credit Agreement and each Loan made thereunder shall be deemed a “Revolving Loan” under the Existing Revolving Facility, (ii) the Incremental Revolving Lender shall be a “Revolving Lender” and a “Lender” under the Existing Revolving Facility holding Revolving Loans and Revolving Commitments, in each case, under the Amended Credit Agreement and (iii) the Revolving Loans outstanding under the Existing Revolving Facility shall be reallocated among the Revolving Lenders thereunder in accordance with Section 2.13(g) of the Existing Credit Agreement. Notwithstanding anything in the Amended Credit Agreement or this Amendment to the contrary, no commitment fee pursuant to Section 3.3(a) of the Amended Credit Agreement or participation fee pursuant to Section 3.3(b) of the Amended Credit Agreement shall accrue or be payable with respect to the Incremental Revolving Commitments established pursuant to this Amendment for any period prior to the Amendment No. 2 Effective Date.

SECTION 3.Amendment of Existing Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment No. 2 Effective Date:
(a)Section 1.1 of the Existing Credit Agreement is amended to add the following definitions in alphabetical order:

““Amendment No. 2” means Amendment No. 2 to Ninth Amended and Restated Credit Agreement, dated as of October 16, 2026, by and among the Borrower, Ventures Holdco, the other Loan Parties party thereto, Banco Santander, S.A., New York Branch, as an Incremental Revolving Lender, and the Administrative Agent.”; and

““Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 2.”

(b)Section 1.1 of the Existing Credit Agreement is amended to amend and restate each of the following definitions in their entirety as follows:

““Loan Documents” means this Agreement, Amendment No. 1, Amendment No. 2, the Notes, Letters of Credit, each application for a Letter of Credit executed and delivered by the Borrower to the extent that any Letter of Credit related thereto is still outstanding, each Facility Amendment, the Security Documents, any Intercreditor Agreement entered into by the Administrative Agent as representative for the Secured Parties and the Amendment Agreement.””; and

““Revolving Commitment” means, with respect to each Lender having a Revolving Commitment under a Facility, the commitment of such Lender to make or maintain Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans thereunder in an aggregate outstanding amount not exceeding the amount of such Lender’s Revolving Commitment as set forth, with respect to the Existing Revolving Facility, on Schedule 1.1A (as amended and restated by Schedule 2 to Amendment No. 2), with respect to the 2026 Incremental Revolving Commitments, on Schedule 1 to Amendment No. 1, in the Facility Amendments executed and delivered by such Lender, the Borrower and the Administrative Agent, and in each Assignment and Acceptance pursuant to which such Lender shall have assumed such Revolving Commitment, as applicable, as such commitment may be increased from time to time pursuant to Section 2.13 or be reduced from time to time pursuant to Section 2.5, pursuant to assignments by or to such Lender pursuant to Section 10.4 or upon the expiration thereof. The amount of each Lender’s Revolving Commitment under the Existing Revolving Facility on the Amendment Effective Date is set forth on such Schedule 1.1A and, as of the Amendment No. 2 Effective Date, is set forth on Schedule 2 to Amendment No. 2. The aggregate amount of the Revolving Commitments under the Existing Revolving Facility on the Amendment No. 2 Effective Date is $480,000,000. The amount of each Lender’s 2026 Incremental Revolving Commitment under the 2026 Incremental Revolving Facility on the Amendment No. 1 Effective Date is set forth on such Schedule 1 to Amendment No. 1; provided that the 2026 Incremental Revolving Commitment shall not constitute “Commitments” hereunder until, and subject to the occurrence of, the Amendment No. 1 Funding Date. The aggregate amount of the 2026 Incremental Revolving Commitments under the 2026 Incremental Revolving Facility on the Amendment No. 1 Effective Date is $25,000,000; provided that the 2026 Incremental Revolving Commitment shall not constitute “Commitments” hereunder until, and subject to the occurrence of, the Amendment No. 1 Funding Date.”

(c)Schedule 1.1A to the Existing Credit Agreement is amended and restated to reflect the Incremental Revolving Commitment of the Incremental Revolving Lender set forth on Schedule 2 hereto.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment (including the amendments set forth in Section 3 of this Amendment) and the obligations of the Incremental Revolving Lender to provide the Incremental Revolving Commitment to the Borrower under the Amended Credit Agreement shall become effective as of the first date (the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been satisfied (or waived by the Incremental Revolving Lender):
(a)The Administrative Agent (or its counsel) shall have received from (i) the Borrower, Ventures Holdco, LLC and the Subsidiary Guarantors, (ii) the Incremental Revolving Lender and (iii) the Administrative Agent, either (1) counterparts of this Amendment signed on behalf of such parties or (2) written evidence satisfactory to the

Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.
(b)Immediately before and after giving effect to, on, as of, and at the time of, the Amendment No. 2 Effective Date, (i) the representations and warranties of the Loan Parties set forth in Section 5 hereof shall be true and correct in all material respects (other than to the extent already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and (ii) the Administrative Agent shall have received a certificate of the Borrower dated the Amendment No. 2 Effective Date to such effect in a form reasonably acceptable to the Administrative Agent, signed by a Responsible Officer of the Borrower.
(c)The Administrative Agent shall have received the following executed legal opinions: (x) the legal opinion of O’Melveny & Myers LLP, special counsel to the Loan Parties; (y) the legal opinion of Dillon Findley & Simonian, P.C., special Alaska counsel to the Loan Parties; and (z) the legal opinion of the Borrower by Moira Smith, special internal Alaska counsel to the Loan Parties, in each case, dated the Amendment No. 2 Effective Date, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent.
(d)The Administrative Agent shall have received a certificate of each of the Loan Parties, dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit F to the Existing Credit Agreement with appropriate insertions (or certifying that there have been no changes to such insertions and attachments since the applicable certificate was delivered to the Administrative Agent on March 25, 2025 or, in the case of SPITwSPOTS Inc., June 16, 2026 and, in the case of The Alaska Wireless Network, LLC, June 29, 2026), executed by a Responsible Officer of each such Loan Party.
(e)The Administrative Agent shall have received a solvency certificate signed by a Financial Officer on behalf of the Borrower dated the Amendment No. 2 Effective Date (after giving effect to this Amendment and the transactions contemplated hereby on the Amendment No. 2 Effective Date) in form and substance reasonably satisfactory to the Incremental Revolving Lender and Administrative Agent.
(f)The Incremental Revolving Lender and the Administrative Agent shall have received, at least three (3) Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information about the Loan Parties that shall have been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date and that the Administrative Agent or the Incremental Revolving Lender have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, Title III of the USA PATRIOT Act and the Beneficial Ownership Regulation.
(g)[reserved].

(h)The Administrative Agent and the Incremental Revolving Lender shall have received payment or reimbursement, in immediately available funds, of all reasonable and documented fees and expenses of counsel to the Administrative Agent and the Incremental Revolving Lender then due and payable in connection with this Amendment as agreed in writing by the Borrower, in each case to the extent invoiced to the Borrower at least three (3) Business Days prior to the Amendment No. 2 Effective Date.
(i)The Borrower shall have paid in full or, substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 4, shall pay in full the Incremental Revolving Lender and the Administrative Agent, as applicable, any fees in the amounts previously agreed in writing by the Borrower to be received by such parties on the Amendment No. 2 Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

SECTION 5.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Incremental Revolving Lender and the Administrative Agent that, as of the Amendment No. 2 Effective Date (after giving effect to this Amendment and the transactions contemplated hereby on the Amendment No. 2 Effective Date):
(a)This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Amended Credit Agreement will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.
(b)The representations and warranties of each Loan Party set forth in the Loan Documents (as defined in the Amended Credit Agreement) are, after giving effect to this Amendment, true and correct in all material respects on and as of such date, except (i) to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) to the extent already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects.
(c)No Default shall or would exist immediately before or immediately after giving effect to this Amendment.
SECTION 6.Effect of Amendment; Reaffirmation.
(a)Except as expressly set forth herein (including the Amended Credit Agreement), this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the

Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of obligations under the Existing Credit Agreement or any other Loan Document. Except as expressly set forth herein (including the Amended Credit Agreement), nothing herein shall entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(c)Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party has granted liens or security interests in its property or otherwise acted as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby (after giving effect to this Amendment).
SECTION 7.Miscellaneous.
(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof.

(b)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(c)The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(d)The provisions set forth in Section 10.3 of the Amended Credit Agreement, the second paragraph of Section 10.9 of the Amended Credit Agreement and Section 10.10 of the Amended Credit Agreement are each hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

[Signatures on following pages.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as Administrative Agent

By:	/s/ Daven Popat
Name: Daven Popat
Title: Managing Director

By:	/s/ Wudasse Zaudou
Name: Wudasse Zaudou
Title: Director

[GCI –Signature Page to Amendment No. 2 to Ninth Amended and Restated Credit Agreement]

BORROWER:

GCI, LLC

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President/Finance

GUARANTORS:

GCI HOLDINGS, LLC

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer & Treasurer

GCI CABLE, INC.
GCI COMMUNICATION CORP.

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer, Secretary & Treasurer

GCI WIRELESS HOLDINGS, LLC

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer, Treasurer & Secretary

POTTER VIEW DEVELOPMENT CO., INC.

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Secretary & Treasurer

[GCI –Signature Page to Amendment No. 2 to Ninth Amended and Restated Credit Agreement]

CYCLE 30, INC.
GCI NADC LLC
GCI SADC LLC
DENALI MEDIA HOLDINGS, CORP.
BBN, INC.
SUPERVISION, INC.
INTEGRATED LOGIC LLC
KODIAK KENAI FIBER LINK, INC.
KODIAK-KENAI CABLE COMPANY, LLC

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Treasurer

GCI FIBER COMMUNICATION CO., INC.

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Secretary

BORTEK, LLC

By:	GCI HOLDINGS, LLC, its sole member

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer, Secretary & Treasurer

THE ALASKA WIRELESS NETWORK, LLC

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President & Chief Financial Officer

[GCI – Signature Page to Amendment No. 2 to Ninth Amended and Restated Credit Agreement]

ALASKA UNITED FIBER SYSTEM PARTNERSHIP

By: GCI COMMUNICATION CORP., its general partner

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer, Secretary & Treasurer

By: GCI HOLDINGS, LLC, its general partner

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer, Secretary & Treasurer

VENTURES HOLDCO, LLC

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President and Assistant Secretary

SPITWSPOTS INC.

By:	/s/ Aaron Larson
Name: Aaron Larson
Title: President and Chief Executive Officer

[GCI – Signature Page to Amendment No. 2 to Ninth Amended and Restated Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK
BRANCH, as Incremental Revolving Lender

By:	/s/ D Andrew Maletta
Name: D Andrew Maletta
Title: Authorized Signatory

By:	/s/ Max Wallins
Name: Max Wallins
Title: Authorized Signatory

[GCI – Signature Page to Amendment No. 2 to Ninth Amended and Restated Credit Agreement]

SCHEDULE 1

Incremental Revolving Commitment

Incremental Revolving Lender	Incremental Revolving Commitment
Banco Santander, S.A., New York Branch	$30,000,000
Total:	$30,000,000

SCHEDULE 2

REVOLVING COMMITMENTS

Lender	Revolving Commitment under the Existing Revolving Facility
Crédit Agricole Corporate and Investment Bank	$52,500,000
JPMorgan Chase Bank, N.A.	$52,500,000
Wells Fargo Bank, National Association	$52,500,000
Bank of America, N.A.	$38,000,000
Canadian Imperial Bank of Commerce, New York Branch	$38,000,000
MUFG Bank, Ltd.	$38,000,000
The Toronto-Dominion Bank, New York Branch	$38,000,000
Banco Santander, S.A., New York Branch	$30,000,000
Citibank, N.A.	$28,500,000
Goldman Sachs Bank USA	$23,000,000
Mizuho Bank, Ltd.	$23,000,000
Morgan Stanley Senior Funding, Inc.	$23,000,000
Société Générale	$23,000,000
Northrim Bank	$20,000,000
Total	$480,000,000